Exhibit 99.3
ORB AUTOMOTIVE CORPORATION AND HEBEI HONGTU AUTO PARTS CO., LTD
PRO FORMA CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2010
(UNAUDITED)

	ORB	Hongtu	Pro forma		Pro Forma
	(1)	(2)	Adjustments		Consolidated
	(historical)	(historical)

Net Revenue	$8,459,327	$18,285,199			$26,744,526

Cost of Revenue	4,592,598	14,529,113			19,121,711

Gross Profit	3,866,729	3,756,086	-		7,622,815

Operating expenses:
Selling expenses	307,696	639,520			947,216
General and administrative expenses	976,530	217,522			1,194,052
Research and development expense	119,592				119,592

Total operating expenses	1,403,818	857,042	-		2,260,860

Income from operations	2,462,911	2,899,044	-		5,361,955

Non-operating income (expenses):
Interest income (expense)	(40,314)	(311,095)			(351,409)
Bargain purchase gain	172,518	-			172,518
Other income	1,966	69,335	1,921,660	A	1,992,961
Other expenses					-

Total non-operating expenses	134,170	(241,760)	1,921,660		1,814,070

Income before income tax	2,597,081	2,657,284	1,921,660		7,176,025

Income tax	682,884	664,321			1,347,205

Net income	1,914,197	1,992,963	1,921,660		5,828,820

Other comprehensive item
Foreign currency translation	150,944	102,666	-		253,610

Comprehensive Income	$2,065,141	$2,095,629	$1,921,660		$6,082,430

Earnings per share - basic	0.26				0.53
Earnings per share - diluted	0.14				0.41

Weighted average shares outstanding	7,296,262		3,700,000		10,996,262
Diluted average shares outstanding	14,150,508		-		14,150,508

(1)	Source: Audited financial statements of ORB Automotive Corporation for the year ended December 31, 2010as filed in 10-K filed with the SEC on April 15, 2011.
(2)	Source: Audited financial statements of Hebei Hongtu Auto Parts Co., Ltd. included in this Form 8-K/A.
A.
Allocation of the purchase price to the fair value of assets acquired and liabilities assumed.  The excess of the fair value of net assets acquired over purchaseprice of $1,921,660 is recorded as bargain purchase gain.

See accompanying notes to pro forma consolidated financial statements

99.3 - 1

ORB AUTOMOTIVE CORPORATION AND HEBEI HONGTU AUTO PARTS CO., LTD
PRO FORMA CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 2011
(UNAUDITED)

	ORB	HONGTU	Pro forma		Pro Forma
	(1)	(2)	Adjustments		Consolidated
	(historical)	(historical)

Net Revenue	$4,074,309	$5,683,579			$9,757,888

Cost of Revenue	2,818,744	4,229,172			7,047,916

Gross Profit	1,255,565	1,454,407	-		2,709,972

Operating expenses:
Selling expenses	150,850	176,807			327,657
General and administrative expenses	352,874	50,820			403,694

Total operating expenses	503,724	227,627	-		731,351

Income from operations	751,841	1,226,780	-		1,978,621

Non-operating income (expenses):
Interest income (expense)	(72,593)	(127,244)			(199,837)
Other income	-			A	-
Other expenses	(796)	(547)			(1,343)

Total non-operating expenses	(73,389)	(127,791)	-		(201,180)

Income before income tax	678,452	1,098,989	-		1,777,441

Income tax	189,827	274,880			464,707

Net income	488,625	824,109	-		1,312,734

Other comprehensive item
Foreign currency translation	77,620	41,054	-		118,674

Comprehensive Income	$566,245	$865,163	$-		$1,431,408

Earnings per share - basic	0.03				0.06
Earnings per share - diluted	0.03				0.06

Weighted average shares outstanding	17,133,991		3,700,000		20,833,991
Diluted average shares outstanding	17,133,991		3,700,000		20,833,991

(1)	Source: unaudited financial statements of ORB Automotive Corporation for the three months ended March 31, 2011 as filed in Quarterly Report filed with the SEC on May 23, 2011.
(2)	Source: unaudited financial statements of Hebei Hongtu Auto Parts Co., Ltd. included in this Form 8-K/A.

See accompanying notes to pro forma consolidated financial statements

99.3 - 2

ORB AUTOMOTIVE CORPORATION AND HEBEI HONGTU AUTO PARTS CO., LTD
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF MARCH 31, 2011
（UNAUDITED)

	ORB	HONGTU	Pro Forma		Pro Forma
	(1)	(2)	Adjustments		Consolidated
ASSETS	(historical)	(historical)

CURRENT ASSETS
Cash & cash equivalents	$578,370	$151,874			$730,244
restricted cash	1,666,103	-			1,666,103
Accounts receivable, net	1,933,177	3,137,976			5,071,153
Notes receivable	1,518,379	1,397,103			2,915,482
Prepaid expenses and other receivables, net	4,703,107	-			4,703,107
Advance to suppliers	-	393,174			393,174
Deposit	15,501	-			15,501
Inventory	2,898,167	3,116,311			6,014,478

TOTAL CURRENT ASSETS	13,312,804	8,196,438	-		21,509,242

NONCURRENT ASSETS
Plant, property & equipment, net	2,325,745	1,743,570	10,021	B	4,079,336
Construction in progress	38,980	-			38,980
Intangible assets, net	5,203	-			5,203
Prepayment for fixed assets	428,033	270,514			698,547
Deferred tax assets	8,497	-			8,497

TOTAL NONCURRENT ASSETS	2,806,458	2,014,084	10,021		4,830,563

TOTAL ASSETS	$16,119,262	$10,210,522	$10,021		$26,339,805

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$430,568	$2,493,586			$2,924,154
Bill payable	1,666,103	-			1,666,103
Accrued liabilities and other payables	278,910	460,182			739,092
Short-term loans	3,381,429	1,372,705			4,754,134
Taxes payable	2,012,368	1,333,677			3,346,045
Loan from related party	76,261	-			76,261
Other payable-related party	40,000	-			40,000
Other payable to Shenzhen ORB original shareholders	407,678	-			407,678

TOTAL CURRENT LIABILITIES	8,293,317	5,660,150	-		13,953,467

DEFERRED TAX LIABILITY	-	-	2,505		2,505

SUBSIDY RECEIVED IN ADVANCE	186,840	-	-		186,840

TOTAL LIABILITIES	8,480,157	5,660,150	2,505		14,142,812

SHAREHOLDER'S EQUITY
Convertible preferred stock, $0.000128 par value, 781,250 shares authorized, 0 and 0 shares issued and outstanding as of March31, 2011 and December 31, 2010, respectively		-	-		-
Common stock, $0.000384 par value, 100,000,000 shares authorized, 17,133,991 shares issued and outstanding as of March 31, 2011 and December 31, 2010, respectively	6,579	-	1,421	D	8,000
Additional paid in capital	2,672,319	1,462,865	760,359	A,B,C	4,895,543
Statutory reserve	360,388	411,583			771,971
Accumulated other comprehensive income	339,741	145,231	(145,231)		339,741
Retained earnings	4,260,078	2,530,693	(609,033)		6,181,738
					-

TOTAL SHAREHOLDERS' EQUITY	7,639,105	4,550,372	7,516		12,196,993

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$16,119,262	$10,210,522	$10,021		$26,339,805

(1)	Source: unaudited financial statements of ORB Automotive Corporation for the three months ended March 31, 2011 as filed in Quarterly Report filed with the SEC on May 23, 2011.
(2)	Source: unaudited financial statements of Hebei Hongtu Auto Parts Co., Ltd. included in this Form 8-K/A.
A.
Allocation of the purchase price to the fair value of assets acquired and liabilities assumed.  The excess of the fair value of net assets acquired over purchase price of $1,921,660 is recorded as bargain purchase gain.

B.	Record the increase of fixed assets to fair value.
C.	Record deferred tax liability as a result of book and tax basis difference of fixed assets.
D.	Record 3,700,000 common shares issued for the acquisition at par.

See accompanying notes to pro forma consolidated financial statements

99.3 - 3

ORB AUTOMOTIVE CORPORATION
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - BASIS OF PRESENTATION

On May 20, 2011, ORB Automotive Corporation (the “Company” or “ORB” ), completed the acquisition of 100% of the equity interest in Hebei Hongtu Auto Parts Co., Ltd. (“Hongtu”), a company registered in the People’s Republic of China, from Hongtu’s shareholders. The purchase agreement of this acquisition was entered on May 18, 2011. Pursuant to the terms of the stock purchase agreement among the parties (the “Stock Purchase Agreement”), all of the issued and outstanding shares of Hongtu were exchanged for
3.7 million ordinary shares of the Company. The Stock Purchase Agreement contained such representations, warranties, obligations and conditions as are customary for transactions of the type governed by such agreements.

The fair value of the stock price for the shares issued for Hongtu acquisition was determined based on the fair value of the stock issued in ORB’s equity financing completed on May 4, 2011; that is, the total financing amount less the fair value of the warrants issued to investors divided by total shares of ordinary stock issued during the equity financing, which was $0.85 per share.

The accompanying unaudited pro forma consolidated balance sheet presents the accounts of ORB and Hongtu as if the acquisition of Hongtu by ORB occurred on March 31, 2011 for balance sheet purpose. The accompanying unaudited pro forma consolidated statements of income and comprehensive income present the accounts of ORB and Hongtu for the three months ended March 31, 2011 and for the year ended December 31, 2010 as if the acquisition occurred on January 1, 2010, respectively. The fair values of the assets acquired and liabilities assumed at acquisition date are used for the purpose of purchase price allocation. The excess of the fair value of nets assets acquired over purchase price of $1,921,660 is recorded as bargain purchase gain.

The following adjustments would be required if the acquisition of Hongtu by ORB occurred as indicated above:

A)
Allocation of the net purchase price to the fair value of assets acquired and liabilities assumed.  The excess of the fair value of nets assets acquired over purchase price of $1,921,660 is recorded as bargain purchase gain.

B)	Record the fair value of fixed assets at acquisition date.

C)	Record deferred tax liability as a result of book and tax basis difference of fixed assets.

D)	Record 3,700,000 common shares issued for the acquisition at par.

99.3 - 4